Debtors Name and Address  Note  Date of  Maturit  Principal
                         Numbe    Note    y Date    Amount
                           r
Prime Financial          2      3/5/98   On       $3,000,00
Corporation                              Demand       0
16 South Pennsylvania
Oklahoma City, OK 73107
                         Customer       _ New loan
                         Number         X Renewal of
                                        loan(s)     number:
                                        1
                         X Fixed          __Variable
                         interest         interest    Rate
                           rate per       Index____
                         annum
                           10.75%
PAYMENT TERMS:           Collateral       Present Index
                         Categories:      Rate __
                                          Margin Over Index
                                          ___
                                          Initial Per Annum
                                            Rate ___
__ SINGLE PAYMENT        PURPOSE OF LOAN
INCLUDING UNPAID AND        This  note amends and  restates
ACCRUED INTEREST PAYABLE that certain Promissory Note dated
                         10/17/97  in the principal  amount
                         of  $3,000,000.00 made by Debt  in
                         favor    of   Lender   which    is
                         superceded hereby.
 X INSTALLMENT PAYMENTS
AS FOLLOWS:
  On demand with
interest paid monthly in
arrears on the 15th day
of each month.


PROMISE TO PAY. For value received, the undersigned Debtor, whether one or more, and jointly and severally if more than one, agrees to the terms of this Note and promises to pay to the order of the Lender named below at its place of business as indicated
in  his  Note  or  at such other place as may  be  designated  in writing by Lender, the Principal Amount of this Note together with interest on the unpaid Principal Amount until Maturity at the per annum interest rate or rates stated above according to the Payment Terms stated in this Note. Interest on this Note is calculated on the actual number of days elapsed on a basis of a 360 day year unless otherwise indicated above. For purpose of computing interest and determining the date principal and interest payments are received, all payments will deemed made only when received in collected funds. Payments are applied first to accrued and unpaid interest and other charges, and then to unpaid Principal Amount. In this Note, "Debtor" includes any party liable under this Note, including endorsers, co-makers, guarantors and otherwise, and "Lender" includes all subsequent holders.

VARIABLE RATE. If this is a Variable Rate transaction as indicated above, the interest rate shall vary from time to time with charges (whether increases or decreases) in the Index Rate shown above. The interest rate on this Note will be the Index Rate plus a Margin, if any, as indicated above. Each change will become effective on the same date the Index Rate changes unless a different effective date is indicated above. If the Index Rate is Lender's base or prime rate, it is determined by Lender in its sole discretion, primarily on a basis of its cost of funds, is not necessarily the lowest rate Lender is charging its customers, and is not necessarily a published rate.

PAYMENTS NOT MADE WHEN DUE. Any principal and/or interest amount not paid when due shall bear interest at a rate 6 percent per annum greater than the per annum interest rate prevailing on this Note at the time the unpaid amount came due, but in no event at a rate less than 15 percent per annum. In addition or in the alternative to the interest rate provided for in this paragraph Lender may assess a charge of $10.00 times the number of days late to cover cost of past due notices and other added expenses. In no event shall the interest charges either before or after maturity be greater than permitted by law.

ALL PARTIES PRINCIPALS. All Debtors shall each be regarded as a principal and each Debtor agrees that any party to this Note, with Lender's approval and without notice to any other party, may from time to time renew this Note or consent to one or more extensions of deferrals of the Maturity Date for any term(s) or to any other modification(s), and all Debtors shall be liable in same manner as on the original note.

ADVANCES AND PAYMENTS. It is agreed that the sum of all advances under this Note may exceed the Principal Amount as shown above, but the unpaid balance shall never exceed said Principal Amount. Advances and payments on this Note shall be recorded on records of Lender and such records shall be prima facie evidence of such advances, payments and unpaid principal balance. Subsequent advances and the procedures described in this Note shall not be construed or interpreted as granting a continuing line of credit for Principal Amount. Lender reserves the right to apply any payment by Debtor, or for account of Debtor, toward this Note or any other obligation of Debtor to Lender.

PREPAYMENT. Except as otherwise provided in this Note, Debtor shall have the right to prepay all or any of principal due under this Note at any time without penalty, subject to the following conditions: (a) all interest must be paid through the date of any prepayment; and (b) if this Note provides for monthly or other periodic payments, there will be no charges in the due dates or amounts following any partial prepayment unless Lender agrees to such charges in writing.

COLLATERAL. This Note and all other obligations of Debtor to Lender, including renewals and extensions, are secured by all collateral securing this Note and by all other security interests and mortgages previously or later granted to Lender and by all money, deposits and other property owned by any debtor and in Lender's possession or control.

ACCELERATION. At option of Lender, the unpaid balance of this Note and all other obligations of Debtor to Lender, whether direct or indirect, absolute or contingent, now existing or later arising, shall become immediately due and payable without notice or demand, upon or after the occurrence or existence of any of the following events or conditions; (a) any payment required by this Note or by any other note or obligation of Debtor to Lender or to others is not made when due, or any event or condition occurs or exists which results in acceleration of the maturity of any Debtor's obligation to Lender or to others under any promissory note, agreement or undertaking; (b) Debtor defaults in performing any covenant, obligation, warranty or provision contained in any loan agreement or in any instrument or document securing or relating to this Note or nay other note or obligation of Debtor to Lender or to others; (c) any warranty, representation, financial information or statement made or furnished to Lender by or on behalf of Debtor proves to have been false in any material respect when made or furnished; (d) any levy, seizure, garnishment or attachment is made against any asset of any Debtor; (e) Lender determines, at any time and in Lender's sole discretion, that the prospect of payment of this
Note is impaired; (f) whenever, in Lender's sole judgment, the collateral for the debt evidenced by this Note becomes unsatisfactory or insufficient either in character or value and, upon request. Debtor fails to provide additional collateral as required by Lender; (g) all or any part of the collateral for the debt evidenced by this Note is lost, stolen, substantially damaged or destroyed; (h) death, incompetency, dissolution, change in ownership or senior management, termination of existence of any Debtor; or (i) receiver is appointed over all or part of any Debtor's property, or any Debtor makes an assignment for the benefit of creditors, files for relief under any bankruptcy or insolvency laws, or becomes subject to an involuntary laws, or becomes subject to an involuntary proceeding under such laws.

RIGHT OF OFFSET. Except as otherwise by law, any indebtedness due from Lender to Debtor, including, without limitation, any deposits or credit balance due from Lender, is pledged to secure payment of this Note and any other obligation to Lender of Debtor, and may at any time while the whole or part of such obligation(s) remain(s) unpaid, either before or after Maturity of this Note, be set off, appropriated, held or applied toward the payment of this Note or any other obligation to Lender by any Debtor.

ADDITIONAL PROVISIONS. (1) Debtor agrees, if requested to furnish to Lender copies of income tax returns as well as balance sheets and income statements for each fiscal year following Date of Note and at more frequent intervals as Lender may require. (2) No waiver by Lender of any payment or other right under this Note or any related agreement or documentation shall operate as a waiver of any other payment or right. All Debtors waive presentment, notice of acceleration, notice of dishonor and protest and consent to substitutions, releases and failure to perfect as to collateral and to additions or releases of any Debtor. (3) This Note and the obligations evidenced by it are to be construed and governed by the laws of the state indicated in Lender's address shown in this Note. (4) All Debtors agree to pay costs of collection, including, as allowed by law, an attorney's fee equal to a minimum of 15% of all sums due upon default or such other maximum fee as allowed by law. (5) All parties signing below acknowledge receiving a completed copy of this Note and related documents, which contain the complete entire agreement between Lender and any party liable for payment under this Note. No variation, condition, modification, change or amendment to this Note related documents shall be binding unless in writing and signed by all parties. No legal relationship is created by the execution of this Note and related documents except that of debtor and creditor or as stated in writing.

LENDER NAME AND ADDRESS       DEBTOR(S) SIGNATURE(S)

SBL Corporation               Prime Financial Corporation
P.O. Box 705                  By:_______________________________
Oklahoma City, Oklahoma 73101-0705